Cascade Bancorp: CACB

KBW 9th Annual Community Bank
Investor Conference
July 29 & 30, 2008

Patricia L. Moss, CEO

Forward Looking Statements

The following presentation contains forward-looking statements, which are not historical facts and pertain to our future operating results.  These statements include, but are not limited to, our plans, objectives, expectations and intentions and are not statements of historical fact.  When used in this report, the word “expects,” “believes,” “anticipates,” “could,” “may,” “will,”
“should,” “plan,” “predicts,” “projections,” “continue” and other similar expressions constitute forward-looking statements, as do any other statements that expressly or implicitly predict future events, results or performance, and such statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Certain risks and uncertainties cause actual results to differ materially from those projected, including among others, the risk factors described in this report as well as general business and economic conditions, including the residential and commercial real estate markets; changes in interest rates including timing or relative degree of change and the interest rate policies of the FRB; competition in the industry, including our ability to attract deposits, changes in the demand for loans and changes in consumer spending, borrowing and savings habits; changes in regulatory conditions or requirements or new legislation; and changes in accounting policies.  In addition, these forward-looking statements are subject to assumptions with respect to future business conditions, strategies and decisions, and such assumptions are subject to change.

Results may differ materially from the results discussed due to changes in business and economic conditions that negatively affect credit quality, which may be exacerbated by our concentration of operations in the States of Oregon and Idaho generally, including the Oregon communities of Central Oregon, Northwest Oregon, Southern Oregon, and the greater Boise area, specifically.  Likewise, competition or changes in interest rates could negatively affect the net interest margin, as could other factors listed from time to time in the Company’s SEC reports.  Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.  The Company undertakes no obligation to publish revised forward-looking statements to reflect the occurrence of unanticipated events or circumstances after the date hereof.  Readers should carefully review all disclosures filed by the Company from time to time with the SEC.

July 2008

BANK OF THE
CASCADES
PORTLAND
BUSINESS BANKING CENTER
SALEM
4 BRANCHES
OREGON
BEND
MEDFORD/ASHLAND
GRANTS PASS
BOISE
IDAHO

Cascade Bancorp Profile

Serving Premier NW Growth Markets

          Employ Top Tier Bankers

Advanced Services and Technology

  NASDAQ:  CACB

  $2.4 Billion Assets

  28.1 million Shares Outstanding

  Public Offering 1994; Original Charter 1976

July 2008

Premier NW Franchise

Sustainable Fast Growth Markets

Long-term Target of Double Digit Growth

Exceptional Core Deposit Franchise

History of Top-Tier Performance

Outperform in Up-Cycle

July 2008

Cascade
Horizon Financial Corp.
Columbia Bancorp
Washington Banking Co.
WestCoast Bancorp
Heritage Financial Corp.
PremierWest Bancorp
Frontier Financial Corp.
Umpqua Holdings Corp.
Cascade Financial Corp.
CityBank
Sterling Financial Corp.
AmericanWest Bancorp
Banner Corp.
Columbia Banking System
Pacific Continental Corp.
Cowlitz Bancorp

0.5%

1.0%

1.5%

2.0%

2.5%

3.0%

Cascade

Average Northwest CAGR 1.4%

Average National CAGR 1.2%

(1)

Deposit - Weighted Population CAGR 2005-2010. All public banks nationally ex M&A targets; assets $2B - $10B, franchise footprint population growth by MSA weighted by franchise deposits; Source SNL Financial LC / ESRI

(2)

All publicly traded banks in ID, WA and OR

Top Tier Markets

Growth Market Footprint

Top 10 in the Nation(1)

#1 in Northwest(2)

All CACB Markets Growing Above 90th Percentile Nationally

July 2008

Second Quarter 2008 Highlights

Muted growth with Slowing
Economy

$ 2.04 Billion

$ 2.07 Billion

Loans

Exceed “Well-Capitalized”

$259 Million/

11.42%

$257 Million/

11.24%

Risk Based Capital/Total Capital
Ratio

Ample core capital

$164.9 Million

6.9% Assets

$162.3 Million

6.6% Assets

Tangible Capital

Balances Ease with Economy

$ 1.53 Billion

$ 1.45 Billion

Relationship Deposits

Comment

Q1-08

Q2-08

Balance Sheet

July 2008

Second Quarter 2008 Highlights

Expect Flat Except ORE Items

17.4 Million

16.8 Million

Non – Interest Expense

Half of NIM Decline is Reversal of
Interest on NPA’s

$ 25.1 Million

4.68% NIM

$ 24.2 Million

4.52% NIM

NIM

Positive

$6.0 Million

$0.22/shr

$.2 Million

$0.01/shr

Net Income

Land Development Portfolio

$ 4.5 Million

$ 12.6 Million

Provision for Credit Losses

Available to meet Credit Challenges

$ 13.2 Million

$ 12.5 Million

Pre-Tax / Pre- Provision Earnings

Comment

Q1-08

Q2-08

Income Statement

July 2008

Second Quarter 2008 Highlights

Provision in Excess of C/O

$ 4.5 Million

0.9% Loans
(annualized)

$ 12.6 Million

2.4 % of loans

(annualized)

Provision for Credit Losses

Valuation Related – Land Development

$ 4.2 Million

0.81% loans
(annualized)

$ 9.9 Million

1.93% loans
(annualized)

Loan Charge-Offs

High Level; Pro-active Discounting Values

$ 96.0 Million

4.0% Assets

4.7% Loans

$ 127.1 million

5.2% Assets

6.2% Loans

Non-Performing Assets

Pro-Active Reserving

$ 37.4 Million

1.83% Loans

$ 40.0 Million

1.94% Loans

Reserve for Credit Losses / Loans

Improved

$ 8.8 Million

0.43%

$ 3.9 Million

0.19%

Delinquencies > 30 Day

Comment

Q1-08

Q2-08

Credit Metrics

July 2008

Current Environment

                                                              ---------  2008 Activity vs. Year Ago Level ---------

Adjusting to Supply

89%

209k

85%

$315k

Median Price - June

Responding to Excess
Inventory

62%

35%

Permits - YTD May

Inventory Steady but Sales
Slower

134%

(9.6 Mo)

134%

(14.4 Mo)

Months Supply - June

Both Bend & Boise @
     Approx 40% of Peak Yr

65%

61%

Home Sales - June YTD

Comment

Boise, ID (Ada)

Bend, OR

Residential Market

July 2008

CREDIT:
Diversified Loan Portfolio

Com’l & Indust.

30%

Cml. Constr.

11%

Res. Constr.

6%

Consumer/Other

7%

Com’l Real

Estate

32%

Res.

Development

15%

Reflects Cascade’s Growth Markets

Distribution by Loan Type

June 30, 2008

July 2008

CREDIT:
Total Construction (ADC) Portfolio

Geographic Distribution

(% Total Loans)

11%

6%

14%

% Total Loans

$227 Mill

$128 Mill

$298 Mill

Portfolio Amount

2%

2%

8%

Idaho

3%

3%

5%

Central OR

NW & Southern Oregon

6%

1%

1%

Commercial
Construction

Residential
Construction

Land

Development

June 30, 2008

July 2008

CREDIT:
Residential Land Development

14%

$298M

Total

%

Gross Loans

Amount

Category

5%

$106M

Raw Land

8%

$171M

Development

1%

$ 21M

Res Lots

- Risk Largely Confined to Development Loans

- 45% Oregon

- 55% Idaho

June 30, 2008

July 2008

CREDIT:
Residential Construction

6%

$128M

Total

%

Gross Loans

Amount

Category

3%

$65M

Pre-sold

1%

$19M

Lots

2%

$ 45M

Speculative

- No loans w/ balance > $3 million

- 72% Oregon

- 28% Idaho

June 30, 2008

July 2008

CREDIT:
Commercial Construction

June 30, 2008

80% Oregon (Mainly Bend & Portland)
20% Idaho

11%

$227M

Total

%

Gross Loans

Amount

Category

3%

$60M

Owner Occupied

8%

$167M

Non-Owner Occupied

July 2008

Credit:
Non-Performing Assets

NPAs by Loan Type

100%

5.6%

9.1%

15.9%

5.0%

64.4%

%
NPAs

6.2%

1.1%

1.8%

8.9%/1.8%

(x- Ptd ORE)

4.9%

27.5%

%
Portfolio

Negligible Contagion

$11.6

Commercial RE

$16M Portland area
property – leased

$20.2

Commercial Construction

$127.1

Total

$6.3

Res Construction

Risk Mainly Confined to
Development Portfolio

$81.9

Land Development

C&I / Other

6/30/2008

Negligible Contagion

$7.2

Comment

$

Millions

July 2008

Credit:
Non-Performing Assets

NPAs by Region

56%

$71.4M

Total Oregon

21%

$26.3M

Southern OR

100%

$127.1M

Grand Total

14%

$17.5M

Northwest OR

22%

$27.6M

Central OR

Idaho

Region

44%

$55.8M

% of total

NPAs

6/30/2008

July 2008

Managing/Assessing Credit Risk

Solid Reserve

Aggressive Risk Rating

Pro-Active Valuation

Loss Given Default Assessment

Stress Test Portfolio

Special Assets Group: focused on resolution

July 2008

Mitigating Credit Risk

Core Earnings Power

Pre-tax / Pre-Provision Q2 Earnings @ $12.5 million

Nearly 10% of NPA balance per quarter

Ample Reserve for Credit Losses

1.94% of Total Loans

Exceed “Well Capitalized” Regulatory Standards

11.24% Total Risk-Based Capital

Desirable In-Migration Markets

Relatively Stronger NW Economy (as of June 08)

Idaho unemployment at 3.8% -  among lowest in nation

Oregon unemployment 5.5%

National Unemployment 5.6%

July 2008

Mitigating Credit Risk

1.44%

1.40%

1.42%

1.81%

1.94%

1.41%

1.31%

1.39%

1.20%

1.00%

1.10%

1.20%

1.30%

1.40%

1.50%

1.60%

1.70%

1.80%

1.90%

2.00%

2004

2005

2006

2007

Q2-08

CACB

Peers

Peers: 15 High performing community banks in the west.

Reserve for Credit Losses % Loans

July 2008

Exceptional Deposit Franchise

Interest

Bearing

Demand/Sav

55%

Time

19%

Non-Interest

Checking

26%

June 30, 2008

Relationship Deposits:
(x-broker & >100k CDs)

$1.5 billion

92% of total deposits

1.51% rate paid (June)

1.90% Overall COF (Q2 avg)

July 2008

Financially Sound in a Challenging Market

$12.6 million Pre-tax pre-provision Q2-08

$40 million Reserve for Credit Losses

11.24% Total Risk-Based Capital

Top Growth Market Footprint

Top Core Deposit Franchise

Commitment to Long-Term Growth & Performance

Compelling Core Holding

A High Performance Franchise

July 2008

                              Cascade Bancorp: CACB

Patricia L. Moss, CEO

1100 NW Wall Street, Bend, Oregon 97701   •   541.385.6205  •  www.botc.com

July 2008